Annual Report August 31, 1999
[GRAPHIC]


OPPENHEIMER
U.S. GOVERNMENT TRUST



                                        [LOGO]  OPPENHEIMER FUNDS(R)
                                                The Right Way To Invest

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REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

    CONTENTS

 3  President's Letter

 5  An Interview
    with Your Fund's
    Managers

 9  Fund Performance

14  FINANCIAL
    STATEMENTS

35  INDEPENDENT
    AUDITORS' REPORT

36  Federal
    Income Tax
    Information

37  Officers and Trustees

38  OppenheimerFunds
    Family

39  Information and
    Services




THOUGH THE FUND WAS SHAKEN BY MAJOR UPHEAVAL in the bond market during the late summer of 1998, it has steadily regained ground since.

DURING MUCH OF THE FISCAL YEAR, WE ADJUSTED OUR MIX of mortgages and Treasuries to seek market opportunities.

OUR USE OF ADVANCED PROPRIETARY RISK MANAGEMENT SYSTEMS helped the Fund prepare for changes in U.S. interest rates.

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS
For the 1-Year Period
Ended 8/31/99*

CLASS A
Without     With
Sales Chg.  Sales Chg.
----------------------------
-0.40%      -5.13%

CLASS B
Without     With
Sales Chg.  Sales Chg.
----------------------------
-1.15%      -5.85%

CLASS C
Without     With
Sales Chg.  Sales Chg.
----------------------------
-1.05%      -1.99%

CLASS Y
Without     With
Sales Chg.  Sales Chg.
----------------------------
-0.83%      -0.83%
--------------------------------------------------------------------------------


----------------------------
  Not FDIC Insured.
  No Bank Guarantee.
  May Lose Value.
----------------------------
  * See page 12 for further details.


                      2 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------


-------------------------

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
U.S. Government Trust

--------------------------


DEAR SHAREHOLDER,

     In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

     At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.


                      3 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industry-wide tests. We intend to continue re-testing our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,

/s/ Bridget A. Macaskill
-------------------------
Bridget A. Macaskill
September 22, 1999


                      4 | OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGERS


---------------------------------------

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)

John Kowalik
Leslie Falconio
Gina Palmieri

----------------------------------------


HOW DID THE FUND PERFORM DURING THE PAST FISCAL YEAR?

A. For the one-year period that ended August 31, 1999, Oppenheimer U.S. Government Trust delivered an average annual total return, without sales charges, of -0.40% for Class A shares.1 Though the Fund was shaken by major upheaval in the bond market during the late summer of 1998, it has regained ground steadily since.

WHAT WAS THE MAJOR EVENT THAT AFFECTED THE BOND MARKET?

Economic problems in Asia and Russia's default on its debt caused tremendous turmoil in the global markets last August, and fixed income investors flocked to the relative safety of U.S. Treasury issues. The sudden increase in demand pushed Treasury prices up and their yields down. At the same time, prices of "spread products," such as mortgage-backed securities (MBSs) and corporate bonds, significantly lagged their Treasury counterparts. Giant hedge funds that had invested heavily in spread products were forced to sell, and the rapid rise in supply led to even weaker prices and higher yields for these securities.

     As the economic crisis spread worldwide, concern developed about a possible economic slowdown here at home. To fend off that possibility, the Federal Reserve reduced the key interest rate three times during the fall of 1998. Yields on Treasury instruments followed, and the gap between Treasury yields and yields on other fixed income investments grew even wider.






1. Includes changes in net asset value per share without deducting any sales charges, and reflects the reinvestment of dividends and capital gains distributions.



                      5 | OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGERS

However, growth in the United States remained robust and, by January 1999, ignited fears of inflation. Concerned that the Federal Reserve might raise interest rates to curb inflationary pressures, investors bid up the yields on Treasury instruments, dramatically reducing the spread between Treasury and non-Treasury yields. By April of this year, inflation concerns abated and the markets became relatively stable.

--------------------------------------------------------------------------------
"We have a tremendous risk management system, based on in-depth analysis of years of data on Treasury securities and mortgages."
--------------------------------------------------------------------------------

DID THIS EVENT AFFECT THE FUND'S INVESTMENT STRATEGY?

No. Our extensive research shows that total return for a fixed income investment derives primarily from yield, not price appreciation. Our strategy generally is to enhance yield by adjusting our mix of Treasury and mortgage-backed securities as the market changes. We also invest up to 20% of assets in alternative mortgage products, such as commercial mortgage-backed securities, that added to the Fund's yield and potential returns. A proprietary advanced risk management system helps us identify superior risk-adjusted opportunities.

HOW DID YOU MANAGE THE PORTFOLIO DURING THE PERIOD?

Before the August 1998 shakeup, we had trimmed our position in MBSs, which tend to underperform in a falling-rate environment. Substituting Treasuries, we focused on longer-term issues that appreciate more when rates decline. In the fall of 1998, we repurchased MBSs because their yields relative to Treasuries had become very attractive. When the spread narrowed during the second half of the fiscal year, MBSs appreciated, and we sold a portion of our holdings to lock in profits.


                      6 | OPPENHEIMER U.S. GOVERNMENT TRUST

As 1999 began, we focused on shorter-term investments, which are less volatile when rates change, so the Fund was well positioned when rates subsequently ratcheted upward. After April, we moved the Fund's duration (a measure of sensitivity to interest rate changes) to a relatively neutral position.

      As interest rates steadily increased during the period, we anticipated reduced prepayment risk in the mortgage sector. As a result, we lowered our holdings in Principal Only Mortgage Strips (POs) which tend to perform well when prepayments are accelerated, and increased our exposure to lower coupon Interest Only Mortgage Strips, which tend to outperform when prepayment fears are lessened.

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/99(2)


Class A
1-Year   5-Year   10-Year
------------------------------
-5.54%   6.03%    6.69%


Class B           Since
1-Year   5-Year   Inception
------------------------------
-6.26%   N/A      4.99%


Class C           Since
1-Year   5-Year   Inception
------------------------------
-2.53%   6.25%    4.90%


Class Y           Since
1-Year   5-Year   Inception
------------------------------
-0.98%   N/A      2.26%

==============================

STANDARDIZED YIELDS
For the 30 Days Ended 8/31/99(3)

------------------------------
Class A            5.67%
------------------------------
Class B            5.22
------------------------------
Class C            5.22
------------------------------
Class Y            6.41

--------------------------------------------------------------------------------

HAVE ANY AREAS PROVED DISAPPOINTING TO THE FUND?

Part of our strategy is to invest in commercial mortgage-backed securities (CMBSs). These are non-government, investment-grade securities that generally provide attractive yields and relatively stable maturities. For several years, they have been strong contributors to the Fund's performance. But the sudden sale of CMBSs by the hedge funds last August depressed their prices. The setback, however, was temporary. Yield spreads have since stabilized, commercial real estate remains a fundamentally strong sector of our economy, and we continue to view CMBSs as good long-term holdings.





2. See page 12 for further details.

3. Standardized yield is based on net investment income for the 30-day period ended August 31, 1999. Falling share prices will tend to artificially raise yields.



                      7 | OPPENHEIMER U.S. GOVERNMENT TRUST

WHAT IS YOUR OUTLOOK FOR THE BOND MARKETS AND THE FUND?

We look for less volatility in the markets. Europe is recovering, while Japan and much of Asia may be past the worst of the crisis. If there are interest rate hikes here in the United States (to moderate economic growth), they could well be offset by progress elsewhere, giving us a more stable situation in the bond markets than last year. Interest rates moving in a relatively narrow range would bode well for the Fund because MBSs, which comprised as much as 64% of the Fund's assets as of August 31, 1999, perform best when rates are stable.

      Whether the environment proves volatile or sedate, we will continue to actively adjust the portfolio mix, in pursuit of high current income consistent with the preservation of capital. This active management style, coupled with our strong proprietary analytics, is why Oppenheimer U.S. Government Trust is an important part of The Right Way to Invest.


--------------------------------------------------------------------------------
CREDIT ALLOCATION(4)

[The following table represents a pie chart in the printed piece.

o  U.S. Gov't      37.4%
o  U.S. Agency     44.8
o  AAA/AA           7.3
o  A                3.3
o  BBB              7.2
--------------------------------------------------------------------------------



TOP 5 HOLDINGS(5)
------------------------------------------------------------
U.S. Treasury Nts.                                   33.9%
------------------------------------------------------------
Federal National Mortgage Assn.                      21.5
------------------------------------------------------------
Federal Home Loan Mortgage Corp.                     12.0
------------------------------------------------------------
Government National Mortgage Assn.                   11.1
------------------------------------------------------------
U.S. Treasury Bonds                                   6.3
------------------------------------------------------------




4. Portfolio is subject to change. Percentages are as of August 31, 1999, and are dollar-weighted based on invested assets. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 3.44% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category. The Fund may invest in securities of any maturity, including those issued by private issuers and federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.

5. Portfolio is subject to change. Percentages are as of August 31, 1999, and are based on total market value of investments.


                      8 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the first several months of the fiscal year that ended August 31, 1999, investments in Oppenheimer U.S. Government Trust generally appreciated in value, due to rapidly rising interest rates precipitated by economic crisis in Asia and its effect on global securities markets. While the Fund's investments in Treasury securities benefited from this trend, its holdings of mortgage-backed securities and certain collateralized mortgage obligations did not benefit nearly as well and in some cases were adversely affected. These instruments, nonetheless, provide important diversification for the Fund and, during the second half of the reporting period, contributed markedly to the performance of the Fund through both capital appreciation and enhanced yields. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until its fiscal year-end of August 31, 1999. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on July 21, 1995, and in the case of Class C shares, from the inception of the class on December 1, 1993. In the case of Class Y shares, performance is measured from the inception of the class on May 18, 1998. The Fund's performance reflects the deduction of the current maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

      The Fund's performance is compared to that of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly-issued debt of U.S. government agencies and quasi-public corporations and U.S. government guaranteed corporate debt, and is widely regarded as a general measurement of the performance of the U.S. government bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.



                      9 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer U.S. Government Trust (Class A) and Lehman Brothers U.S. Government Bond Index

[The following table represents a line chart in the printed piece.]

                  Oppenheimer       Lehman Brothers
                  U.S. Government   U.S. Government
                  Trust Class A     Bond Index

6.30.89           9525              10000
6.30.90           10129             10693
6.30.91           11094             11776
6.30.92           12542             13395
6.30.93           13738             15123
6.30.94           13577             14921
6.30.95           15101             16721
6.30.96           15841             17475
8.31.961          15907             17479
8.31.97           17569             19110
8.31.98           19196             21455
8.31.99           19121             21484

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/99(2)
1-YEAR-5.13%   5-YEAR 5.62%   LIFE 6.64%




CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer U.S. Government Trust (Class B) and Lehman Brothers U.S. Government Bond Index

[The following table represents a line chart in the printed piece.]

                  Oppenheimer       Lehman Brothers
                  U.S. Government   U.S. Government
                  Trust Class B     Bond Index

7.21.95           10000             10000
6.30.96           10480             10490
8.31.961          10510             10492
8.31.97           11520             11471
8.31.98           12494             12879
8.31.99           12156             12897

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/99(2)
1-YEAR-5.85%    LIFE 4.86%

The performance information for the Lehman Brothers U.S. Government Bond Index in the graphs begins on 6/30/89 for Class A, 7/31/95 for Class B, 11/30/93 for Class C and 5/31/98 for Class Y.


                      10 | OPPENHEIMER U.S. GOVERNMENT TRUST

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer U.S. Government Trust (Class C) and Lehman Brothers U.S. Government Bond Index

[The following table represents a line chart in the printed piece.]

                  Oppenheimer       Lehman Brothers
                  U.S. Government   U.S. Government
                  Trust Class C     Bond Index

12.1.93           10000             10000
6.30.94           9678              9625
6.30.95           10675             10786
6.30.96           11115             11273
8.31.961          11146             11276
8.31.97           12222             12327
8.31.98           13241             13841
8.31.99           13101             13859

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 8/31/99(2)
1-YEAR-1.99%    5-YEAR 5.84%    LIFE 4.81%




CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer U.S. Government Trust (Class Y) and Lehman Brothers U.S. Government Bond Index

[The following table represents a line chart in the printed piece.]

                  Oppenheimer       Lehman Brothers
                  U.S. Government   U.S. Government
                  Trust Class Y     Bond Index

5/18/98           10000             10000
8/31/98           10282             10393
8/31/99           10198             10407

AVERAGE ANNUAL TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 8/31/99(2)
1-YEAR-0.83%    LIFE 1.53%



1. The Fund changed its fiscal year end from 6/30 to 8/31.
2. See page 12 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

                      11 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A. The inception date of the Fund was 8/16/85. Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 7/21/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge. The ending account value shown in the graph is net of the applicable 2% contingent deferred sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. CLASS C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.



                      12 | OPPENHEIMER U.S. GOVERNMENT TRUST

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FINANCIALS





                     13 | OPPENHEIMER U.S. GOVERNMENTTRUST

STATEMENT OF INVESTMENTS  AUGUST 31, 1999

                                                                                                    FACE                MARKET VALUE
                                                                                                  AMOUNT                  SEE NOTE 1
====================================================================================================================================
 MORTGAGE-BACKED OBLIGATIONS--63.9%
------------------------------------------------------------------------------------------------------------------------------------
 GOVERNMENT AGENCY--48.8%
------------------------------------------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--36.5%
 Federal Home Loan Mortgage Corp.,
 Collateralized Mtg. Obligations,
 Gtd. Multiclass Mtg. Participation Certificates:
 9.50%, 12/1/02-11/1/03                                                                    $     177,140                $    180,893
 14%, 1/1/11                                                                                     254,802                     291,963
 Series 151, Cl. F, 9%, 5/15/21                                                                1,488,587                   1,542,072
 Series 1295, Cl. J, 7.50%, 3/15/07                                                            4,438,203                   4,485,337
 Series 1675, Cl. G, 6%, 2/15/20                                                               6,000,000                   5,919,360
 Series 2006, Cl. B, 6.50%, 8/15/23                                                            4,981,493                   4,944,132
 Series 2061, Cl. PH, 6%, 5/15/16                                                             10,612,000                  10,482,640
 Series 2149, Cl. TR, 6.50%, 1/15/22                                                           5,000,000                   4,854,687
 -----------------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Gtd. Multiclass Mtg. Participation Certificates:
 7.50%, 9/1/12                                                                                 9,260,610                   9,346,364
 11.50%, 6/1/20                                                                                  505,848                     563,389
 13%, 8/1/15                                                                                   1,004,374                   1,184,220
 Series 1684, Cl. G, 6.50%, 3/15/23                                                           10,000,000                   9,812,500
 Series 1702-A, Cl. PD, 6.50%, 4/15/22                                                         6,259,000                   6,141,644
 -----------------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Interest-Only Stripped Mtg.-Backed Security:
 Series 164, Cl. A, 6.858%, 3/1/241                                                           10,064,058                   3,409,200
 Series 176, Cl. IO, 1.098%-12.599%, 6/1/26 (1)                                                5,224,718                   1,571,497
 Series 183, Cl. IO, 11.142%-28.78%, 4/1/27 (1)                                               15,559,825                   4,677,673
 Series 192, Cl. IO, 19.329%, 2/1/28 (1)                                                       5,933,118                   1,841,121
 Series 194, Cl. IO, 10.741%, 4/1/28 (1)                                                       8,212,742                   2,622,945
 Series 197, Cl. IO, 15.075%-15.099%, 4/1/28 (1)                                              18,124,826                   5,754,633
 Series 199, Cl. IO, 15.047%-23.016%, 8/1/28 (1)                                              39,350,475                  12,690,530
 Series 202, Cl. IO, 12.479%-13.51%, 4/1/29 (1)                                               21,974,962                   7,299,808
 Series 1627, Cl. PN, 11.839%, 9/15/22 (1)                                                     6,444,950                   1,627,350
 Series 2178, Cl. PI, 10.057%, 8/15/29 (1)                                                    15,800,000                   4,038,875
 -----------------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.-
 Government National Mortgage Assn.,
 Gtd. Multiclass Mtg. Participation Certificates,
 Series 32, Cl. Tg, 7%, 1/25/21                                                                2,000,000                   2,004,360
 -----------------------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6.50%, 11/1/28                                                                               13,412,549                  12,702,489
 7%, 8/1/25-9/1/25                                                                            16,674,348                  16,252,153
 7%, 9/25/27 (2)                                                                              50,000,000                  48,562,500
 7.50%, 8/1/25                                                                                 1,878,981                   1,870,639
 7.50%, 10/1/27 (2)                                                                           25,000,000                  24,773,500
 11%, 7/1/16                                                                                     648,139                     721,055
 11.50%, 11/1/15                                                                                 475,867                     529,413
 12%, 2/15/16-4/15/19                                                                          3,123,357                   3,550,921
 -----------------------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Collateralized Mtg. Obligations,
 Gtd. Multiclass Mtg. Participation Certificates:
 Trust 1993-188, Cl. PH, 6.25%, 3/25/13                                                        5,946,000                   5,853,064
 Trust 1994-56, Cl. H, 6%, 7/25/22                                                             6,900,000                   6,624,000
 Trust 1998-30, Cl. QB, 6.50%, 4/18/19                                                         9,000,000                   8,974,620
 Trust 1999-19, Cl. TC, 6.50%, 11/25/11                                                        5,000,000                   4,918,750



                     14 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                                                    FACE                MARKET VALUE
                                                                                                  AMOUNT                  SEE NOTE 1
====================================================================================================================================
FHLMC/FNMA/SPONSORED Continued
 -----------------------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations,
 Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:

 8%, 12/1/22                                                                               $   1,215,254                $  1,235,075
 13%, 11/1/12                                                                                     24,555                      27,606
 Trust 1990-18, Cl. K, 9.60%, 3/25/20                                                          3,558,599                   3,743,184
 Trust 1992-34, Cl. G, 8%, 3/25/22                                                             2,520,000                   2,565,662
 Trust 1992-188, Cl. PG, 6.65%, 1/25/17                                                        1,507,382                   1,504,549
 Trust 1993-183, Cl. G, 6%, 1/25/19                                                            3,500,000                   3,454,045
 Trust 1993-202, Cl. PH, 6.50%, 2/25/22                                                        2,601,615                   2,547,944
 Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                                         4,000,000                   3,930,000
 Trust 1994-51, Cl. PF, 6.50%, 1/25/23                                                        10,000,000                   9,793,700
 Trust 1997-63, Cl. PC, 6.50%, 3/18/26                                                         7,500,000                   7,342,950
 -----------------------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Interest-Only Stripped Mtg.-Backed Security:

 Trust 276, Cl. 2, 7.63%, 10/1/24 (1)                                                          3,319,441                     983,903
 Trust 294, Cl. 2, 11.849%-24.801%, 2/1/28 (1)                                                19,865,750                   6,164,591
 Trust 302, Cl. 2, 9.952%, 6/1/29 (1)                                                         12,377,060                   3,995,470
 Trust 1997-9, Cl. H, 8.704%, 3/25/27 (1)                                                     12,500,000                   4,453,125
 -----------------------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security,
 Trust 291, Cl. 1, 3.521%, 11/1/27 (3)                                                         6,795,823                   5,188,186
                                                                                                                        ------------
                                                                                                                         299,550,287
 -----------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--12.3%
 Government National Mortgage Assn.:

 6.375%, 4/20/174                                                                                217,978                     219,511
 6.50%, 11/15/23-12/15/23                                                                      1,287,127                   1,227,830
 7%, 1/15/28-8/15/28                                                                          13,593,254                  13,186,280
 7.25%, 12/15/05                                                                                  19,716                      19,602
 7.50%, 10/15/06-3/15/29                                                                      48,907,759                  48,604,586
 8%, 4/15/02-8/15/28                                                                           9,024,793                   9,155,562
 8.25%, 4/15/08                                                                                   76,433                      78,658
 8.50%, 6/15/01-1/15/06                                                                           27,228                      27,680
 9%, 9/15/08-5/15/09                                                                             188,205                     198,026
 9.50%, 4/15/01-1/15/20                                                                          484,820                     516,479
 10%, 6/15/16-8/15/19                                                                          1,107,447                   1,209,828
 10.50%, 9/15/00-5/15/21                                                                       2,965,007                   3,261,753
 11%, 10/20/19-7/20/20                                                                         2,303,678                   2,565,330
 11.50%, 2/15/13-4/15/13                                                                          90,154                     101,150
 12%, 12/15/12-3/15/14                                                                             9,388                      10,644
 12.50%, 1/15/14-6/15/19                                                                         538,511                     612,393
 13%, 4/15/11-12/15/14                                                                           110,604                     126,204
 13.50%, 4/15/11-8/15/14                                                                          94,505                     109,748
 14%, 6/15/11                                                                                     19,357                      22,599
 -----------------------------------------------------------------------------------------------------------------------------------
 Government National Mortgage Assn., Collateralized Mtg. Obligations:
 Series 1998-1, Cl. PA, 6.25%, 9/20/21                                                         8,080,000                   8,069,900
 Series 1999-1, Cl. VC, 6.50%, 9/20/13                                                         5,000,000                   4,632,812


                     15 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued

                                                                                                    FACE                MARKET VALUE
                                                                                                  AMOUNT                  SEE NOTE 1
====================================================================================================================================
 GNMA/GUARANTEED Continued
 Government National Mortgage Assn., Interest-Only Stripped Mtg.-
 Backed Security, Series 1999-29, Cl. PI, 10.951%, 7/16/28(1)                                $17,395,833               $   5,224,186
 U.S. Department of Veterans Affairs, Interest-Only Gtd. Real Estate Mtg
 Investment Conduit Pass-Through Certificates, Vendee Mtg. Trust,
 Series 1995-2B, Cl. 2-IO, 9.94%, 6/15/25(1)                                                  89,958,974                   2,227,890
                                                                                                                        ------------
                                                                                                                         101,408,651
 -----------------------------------------------------------------------------------------------------------------------------------
 PRIVATE--15.1%
 -----------------------------------------------------------------------------------------------------------------------------------
 COMMERCIAL--12.4%

 Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1996-D3, Cl. A5, 8.332%, 10/13/26 (4)                                                  3,700,000                   3,371,625
 Series 1996-MD6, Cl. A5, 7.437%, 11/13/26 (4)                                                 5,000,000                   4,828,125
 -----------------------------------------------------------------------------------------------------------------------------------
 BKB Commercial Mortgage Trust, Commercial Mtg. Obligations,
 Series 1997-C1, Cl. C, 7.45%, 10/25/00 (5)                                                       10,917                      10,863
 -----------------------------------------------------------------------------------------------------------------------------------
 Capital Lease Funding Securitization LP, Interest-Only Corporate
 Credit-Backed Pass-Through Certificates:
 Series 1997-CTL1, 9.597%, 6/22/24 (1),(5)                                                    59,510,633                   2,417,619
 SERIES 1997-CTL1, 9.617%, 6/22/24 (1),(5)                                                     4,760,851                     193,410
 -----------------------------------------------------------------------------------------------------------------------------------
 Commercial Mortgage Acceptance Corp., Interest-Only Stripped
 Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 17.042%, 12/25/20 (1),(5)                     24,833,200                     325,936
 -----------------------------------------------------------------------------------------------------------------------------------
 Commercial Mortgage Asset Trust, Series 1999-C1, Cl. C, 7.35%, 8/17/13                       10,000,000                   9,392,187
 -----------------------------------------------------------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp., Interest-Only Stripped
 Mtg.-Backed Security, Series 1998-C1, Cl. AX, 8.702%, 4/11/30 (1),(5)                        24,923,629                   1,581,093
 -----------------------------------------------------------------------------------------------------------------------------------
 FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
 Certificates, Series 1994-C1, Cl. 2-G, 8.70%, 9/25/25 (5)                                     3,000,000                   2,892,187
 -----------------------------------------------------------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust,
 Interest-Only Stripped Mtg.-Backed Security,
 Series 1998-C2, Cl. IO, 9.48%, 5/18/28 (1)                                                   29,568,577                   1,110,554
 -----------------------------------------------------------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc., Collateralized Mtg. Obligations,
 Gtd. Multiclass Mtg. Participation Certificates,
 Series 1999-6, Cl. 1A2, 6.35%, 5/25/29                                                        4,000,000                   3,832,500
 -----------------------------------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., Interest-Only Stripped Mtg.-
 Backed Security, Series 1997-C1, Cl. X, 8.61%, 7/15/27(1)                                    22,812,044                   1,767,933
 -----------------------------------------------------------------------------------------------------------------------------------
 GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
 Certificates, Series 1997-CL1, Cl. F, 7.352%, 7/13/30(4)                                      3,000,000                   2,897,812
 -----------------------------------------------------------------------------------------------------------------------------------
 LB Commercial Conduit Mortgage Trust, Sub. Bonds, Series 1999-C1:
 Cl. A2, 6.78%, 10/15/30                                                                      10,000,000                   9,537,500
 Cl. E, 7.02%, 10/15/30                                                                        6,602,000                   5,692,162
 -----------------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
 Certificates, Series 1996-C1, Cl. D1, 7.425%, 2/15/28(4,5)                                    3,000,000                   2,945,156


                     16 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                                                    FACE                MARKET VALUE
                                                                                                  AMOUNT                  SEE NOTE 1
====================================================================================================================================
 COMMERCIAL Continued

 Northwest Asset Securities Corp., Collateralized Mtg. Obligations,
 Series 1996-5, Cl. A17, 8%, 11/25/26                                                      $   5,000,000                $  5,070,312
 -----------------------------------------------------------------------------------------------------------------------------------
 Option One Mortgage Trust, Collateralized Mtg. Obligations,
 Series 1999-2, 9.66%, 6/25/29 (5)                                                            16,469,343                  16,325,237
 -----------------------------------------------------------------------------------------------------------------------------------
 Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through Certificates,
 Series 1, Cl. D, 7.68%, 12/21/26 (5)                                                          2,500,000                   2,382,812
 -----------------------------------------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1992-C5, Cl. C, 8.85%, 5/25/22                                                           855,690                     850,209
 Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                         1,042,108                   1,029,815
 Series 1994-C1, Cl. C, 8%, 6/25/26                                                            7,075,000                   7,038,520
 Series 1995-C1, Cl. D, 6.90%, 2/25/27                                                         7,677,000                   7,470,681
 -----------------------------------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1996-C3, Cl. C, 7.375%, 6/25/30 (4),(5)                                                3,534,453                   3,523,408
 Series 1997-LLI, Cl. E, 7.30%, 4/12/12                                                        2,500,000                   2,187,500
 -----------------------------------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
 Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                                       3,700,000                   3,667,625
                                                                                                                        ------------
                                                                                                                         102,342,781
 -----------------------------------------------------------------------------------------------------------------------------------
 MULTIFAMILY--0.4%

 Countrywide Funding Corp., Mtg. Pass-Through Certificates,
 Series 1993-12, Cl. B1, 6.625%, 2/25/24                                                       2,876,895                   2,622,919
------------------------------------------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
 Series 1991-M5, Cl. A, 9%, 3/25/17 (5)                                                          413,496                     409,039
                                                                                                                        ------------
                                                                                                                           3,031,958
 -----------------------------------------------------------------------------------------------------------------------------------
 RESIDENTIAL--2.3%

 CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
 Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11 (5)                                        5,000,000                   4,115,625
 -----------------------------------------------------------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates,
 Series 1997-CHL1, Cl. C, 8.148%, 7/25/06 (4),(5)                                              5,000,000                   4,514,062
 -----------------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates,
 Series 1995-GAL1, Cl. C, 7.95%, 8/15/27 (5)                                                   5,014,988                   5,014,988
 -----------------------------------------------------------------------------------------------------------------------------------
 Residental Asset Securitization Trust, Collateralized Mtg. Obligations,
 Non-Accelerated Security, Series 1997-A2, Cl. A8, 7.75%, 4/25/27                              3,000,000                   3,038,437
 -----------------------------------------------------------------------------------------------------------------------------------
 Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through Certificates,
 Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                                         327,644                     331,635
 -----------------------------------------------------------------------------------------------------------------------------------
 Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22 (5)                           1,700,000                   1,607,031
                                                                                                                        ------------
                                                                                                                          18,621,778
                                                                                                                        ------------
 Total Mortgage-Backed Obligations (Cost $528,888,197)                                                                   524,955,455


                     17 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued

                                                                                                    FACE                MARKET VALUE
                                                                                                  AMOUNT                  SEE NOTE 1
====================================================================================================================================
 U.S. GOVERNMENT OBLIGATIONS--43.8%
 -----------------------------------------------------------------------------------------------------------------------------------
 U.S. TREASURY BONDS:
 7.25%, 5/15/16 (7)                                                                        $  29,630,000                $ 31,944,844
 STRIPS, 6.075%, 5/15/18 (6)                                                                  10,400,000                   3,081,676
 STRIPS, 6.346%, 11/15/18 (6)                                                                 75,200,000                  21,569,766
 -----------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:

 4.75%, 2/15/04                                                                               29,500,000                  28,172,500
 5.50%, 5/15/09                                                                               11,200,000                  10,762,506
 5.625%, 5/15/08                                                                              97,600,000                  94,275,549
 5.875%, 8/15/09                                                                              38,500,000                  38,560,175
 6.25%, 8/31/02                                                                               45,500,000                  45,983,438
 6.50%, 5/31/01-10/15/06                                                                      27,710,000                  28,084,180
 7%, 7/15/06                                                                                  54,800,000                  57,248,902
                                                                                                                        ------------
 Total U.S. Government Obligations (Cost $370,639,176)                                                                   359,683,536

====================================================================================================================================
 REPURCHASE AGREEMENTS--1.3%
 ----------------------------------------------------------------------------------------------------------------------------------
 Repurchase agreement with First Chicago Capital Markets, 5.41%, dated 8/31/99, to be repurchased at $10,701,608 on 9/1/99,
 collateralized by U.S. Treasury Nts., 6%-7.75%, 12/31/99-8/15/00,
 with a value of $10,922,960  (Cost $10,700,000)                                              10,700,000                  10,700,000
 -----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $910,227,373)                                                   109.0%                895,338,991
 -----------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                                              (9.0)               (73,960,691)
                                                                                                   ---------------------------------
 NET ASSETS                                                                                        100.0%               $821,378,300
                                                                                                   =================================



 FOOTNOTES TO STATEMENT OF INVESTMENTS

 1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $75,979,342 or 9.25% of the Fund's net assets as of August 31, 1999.
 2. When-issued security to be delivered and settled after August 31, 1999.
 3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
 4. Represents the current interest rate for a variable rate security.
 5. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
 6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
 7. Securities with an aggregate market value of $1,724,960 are held in collaterialized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

 See accompanying Notes to Financial Statements.


                     18 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES August 31, 1999

======================================================================================================
 ASSETS
------------------------------------------------------------------------------------------------------
 Investments, at value (cost $910,227,373)--see accompanying statement                    $895,338,991
------------------------------------------------------------------------------------------------------
 Cash                                                                                           11,855
------------------------------------------------------------------------------------------------------
 Receivables and other assets:
------------------------------------------------------------------------------------------------------
 Investments sold (including $79,326,155 sold on a when-issued basis)--Note 1               85,968,996
 Interest and principal paydowns                                                             7,236,190
 Shares of beneficial interest sold                                                          4,331,883
 Daily variation on futures contracts--Note 5                                                   25,997
 Other                                                                                          25,918
                                                                                          ------------
 Total assets                                                                              992,939,830

======================================================================================================
 LIABILITIES
------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $152,905,365 purchased on a when-issued basis)--Note 1   168,537,349
 Shares of beneficial interest redeemed                                                      1,330,469
 Dividends                                                                                     737,514
 Distribution and service plan fees                                                            343,222
 Trustees' compensation--Note 1                                                                205,646
 Shareholder reports                                                                           151,732
 Transfer and shareholder servicing agent fees                                                 122,296
 Daily variation on futures contracts--Note 5                                                   31,625
 Custodian fees                                                                                  5,705
 Other                                                                                          95,972
                                                                                          ------------
 Total liabilities                                                                         171,561,530
======================================================================================================
 NET ASSETS                                                                               $821,378,300
                                                                                          ============
======================================================================================================
 COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
 Paid-in capital                                                                          $869,562,267
------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                           679,602
------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                  (34,119,395)
------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments--Notes 3 and 5                                 (14,744,174)
                                                                                          ------------
 Net assets                                                                               $821,378,300
                                                                                          ============

                     19 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES Continued

======================================================================================================
 NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $579,064,190 and 63,273,316 shares of beneficial interest outstanding)                          $9.15
 Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price)                                                                        $9.61
------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $174,621,815 and 19,102,624 shares of beneficial interest outstanding)                          $9.14
------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
 assets of $67,691,343 and 7,407,885 shares of beneficial interest outstanding)                  $9.14
------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $952 and 104 shares of beneficial interest outstanding)                           $9.15




 See accompanying Notes to Financial Statements.

                     20 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS For the Year Ended August 31, 1999

======================================================================================================
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Interest                                                                                 $  55,819,760
======================================================================================================
EXPENSES
------------------------------------------------------------------------------------------------------
Management fees--Note 4                                                                      4,710,907
------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                      1,441,714
Class B                                                                                      1,606,198
Class C                                                                                        568,674
------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                        1,185,017
------------------------------------------------------------------------------------------------------
Shareholder reports                                                                            319,700
------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                    117,751
------------------------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                                  65,967
------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                    57,109
------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                     49,944
------------------------------------------------------------------------------------------------------
Other                                                                                           52,771
                                                                                         -------------
Total expenses                                                                              10,175,752
Less expenses paid indirectly--Note 1                                                         (44,644)
                                                                                         -------------
Net expenses                                                                                10,131,108
======================================================================================================
NET INVESTMENT INCOME                                                                       45,688,652
======================================================================================================
REALIZED AND UNREALIZED LOSS Net realized loss on:
------------------------------------------------------------------------------------------------------
Investments                                                                                (9,206,955)
Closing of futures contracts                                                              (11,287,447)
                                                                                         -------------
Net realized loss                                                                         (20,494,402)
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                       (30,866,136)
                                                                                         -------------
Net realized and unrealized loss                                                          (51,360,538)
======================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $ (5,671,886)
                                                                                         =============


 See accompanying Notes to Financial Statements.

                     21 | OPPENHEIMER U.S. GOVERNMENT TRUST

                       STATEMENT OF CHANGES IN NET ASSETS

 YEAR ENDED AUGUST 31,                                                                   1999                1998
=================================================================================================================
 OPERATIONS
-----------------------------------------------------------------------------------------------------------------
 Net investment income                                                          $  45,688,652       $  37,336,714
-----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                         (20,494,402)            716,927
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                            (30,866,136)         14,680,337
                                                                                ---------------------------------
 Net increase (decrease) in net assets resulting from operations                   (5,671,886)         52,733,978

=================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                          (33,809,733)        (31,821,383)
 Class B                                                                           (7,957,107)         (4,060,085)
 Class C                                                                           (2,827,598)         (1,455,228)
 Class Y                                                                                  (62)                (18)
-----------------------------------------------------------------------------------------------------------------
 Tax return of capital distribution:

 Class A                                                                             (799,667)                 --
 Class B                                                                             (217,465)                 --
 Class C                                                                              (77,019)                 --
 Class Y                                                                                   (1)                 --

=================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from
 beneficial interest transactions--Note 2:
 Class A                                                                           42,350,597          92,039,786
 Class B                                                                           66,248,916          64,808,552
 Class C                                                                           31,017,430          18,140,754
 Class Y                                                                                    3               1,002

=================================================================================================================
 NET ASSETS
-----------------------------------------------------------------------------------------------------------------
 Total increase                                                                    88,256,408         190,387,358
-----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                              733,121,892         542,734,534
                                                                                 --------------------------------
 End of period (including undistributed net investment
 income of $679,602 and $681,732, respectively)                                  $821,378,300        $733,121,892
                                                                                 ================================

 See accompanying Notes to Financial Statements.

                     22 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

                                                                                          YEAR                  YEAR
                                                                                         ENDED                 ENDED
                                                                                      AUG. 31,              JUNE 30,
 CLASS A                                             1999       1998        1997        1996(1)     1996        1995
====================================================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $9.74      $9.48       $9.23       $9.30      $9.51       $9.20
                                                     ---------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .56        .65         .71         .10        .67         .68
 Net realized and unrealized gain (loss)              (.59)       .26         .23        (.07)      (.21)        .31
                                                     ---------------------------------------------------------------
 Total income (loss) from
 investment operations                                (.03)       .91         .94         .03        .46         .99
                                                     ---------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.55)      (.65)       (.69)       (.10)      (.66)       (.68)
 Tax return of capital distribution                   (.01)        --          --          --       (.01)         --
                                                     ---------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                      (.56)      (.65)       (.69)       (.10)      (.67)       (.68)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $9.15      $9.74       $9.48       $9.23      $9.30       $9.51
                                                     ===============================================================
====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (0.40)%     9.26%      10.45%       0.42%      4.91%      11.22%
--------------------------------------------------------------------------------------------------------------------
====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)         $579,064   $573,792    $468,809    $503,693   $504,966    $312,607
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $591,229   $516,173    $478,410    $508,123   $452,236    $307,306
 Ratios to average net assets:(3)
 Net investment income                                5.85%      6.17%       7.58%       6.64%      7.07%       7.32%
 Expenses                                             1.06%      1.03%(4)    1.06%(4)    1.09%(4)   1.08%(4)    1.09%(4)
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                          199%        80%         43%          6%       400%        304%

 1.  For the two months ended August 31, 1996.  The Fund changed its fiscal year end from June 30 to August 31.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and purchases and sales from mortgage dollar-rolls) for the period ended August 31, 1999, were $1,738,786,778 and $1,608,237,248, respectively. For the periods ended June 30, 1996 and 1995, purchases and sales of investment securities included mortgage dollar-rolls.

 See accompanying Notes to Financial Statements.

                     23 | OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMER U.S. GOVERNMENTTRUST


                                                                                         YEAR     PERIOD
                                                                                        ENDED      ENDED
                                                                                      AUG. 31,   JUNE 30,
 CLASS B                                              1999       1998        1997        1996(1)    1996(6)
==========================================================================================================
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $9.73      $9.47       $9.22       $9.29      $9.40
----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .48        .56         .64         .09        .56
 Net realized and unrealized gain (loss)              (.59)       .27         .23        (.07)      (.11)
                                                     -----------------------------------------------------
 Total income (loss) from investment operations       (.11)       .83         .87         .02        .45
----------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.47)      (.57)       (.62)       (.09)      (.55)
 Tax return of capital distribution                   (.01)        --          --          --       (.01)
                                                     -----------------------------------------------------
 Total dividends and distributions
 to shareholders                                      (.48)      (.57)       (.62)       (.09)      (.56)
----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $9.14      $9.73       $9.47       $9.22      $9.29
                                                     =====================================================
==========================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (1.15)%     8.45%       9.63%       0.28%      4.80%
----------------------------------------------------------------------------------------------------------

==========================================================================================================
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------

 Net assets, end of period (in thousands)         $174,622   $118,873     $52,301     $36,504    $30,737
----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $160,782  $  76,030     $41,420     $35,078    $19,227
 Ratios to average net assets:(3)
 Net investment income                                5.09%      5.33%       6.77%       5.82%      6.44%
 Expenses                                             1.81%      1.78%(4)    1.81%(4)    1.88%(4)   1.93%(4)
----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                            199%        80%         43%          6%       400%

 1.  For the two months ended August 31, 1996.  The Fund changed its fiscal year end from June 30 to August 31.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and purchases and sales from mortgage dollar-rolls) for the period ended August 31, 1999, were $1,738,786,778 and $1,608,237,248, respectively. For the periods ended June 30, 1996 and 1995, purchases and sales of investment securities included mortgage dollar-rolls.
 6. For the period from July 21, 1995 (inception of offering) to June 30, 1996.

 See accompanying Notes to Financial Statements.

                     24 | OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                                         YEAR                   YEAR
                                                                                        ENDED                  ENDED
                                                                                      AUG. 31,               JUNE 30,
 CLASS C                                              1999       1998        1997        1996(1)     1996        1995
====================================================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $9.72      $9.47       $9.22       $9.29      $9.50       $9.19
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .48        .56         .64         .09        .60         .61
 Net realized and unrealized gain (loss)              (.58)       .26         .23        (.07)      (.21)        .30
                                                     ---------------------------------------------------------------
 Total income (loss) from investment operations       (.10)       .82         .87         .02        .39         .91
--------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.47)      (.57)       (.62)       (.09)      (.59)       (.60)
 Tax return of capital distribution                   (.01)        --          --          --       (.01)         --
--------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                      (.48)      (.57)       (.62)       (.09)      (.60)       (.60)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $9.14      $9.72       $9.47       $9.22      $9.29       $9.50
                                                     ===============================================================
====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (1.05)%     8.34%       9.65%       0.28%      4.11%      10.31%
--------------------------------------------------------------------------------------------------------------------
====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)          $67,691    $40,456     $21,625     $18,547    $18,531     $11,019
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $56,943    $27,135     $19,505     $18,620    $15,766    $  6,503
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                5.11%      5.36%       6.81%       5.90%      6.27%       6.44%
 Expenses                                             1.81%      1.78%(4)     1.80%(4)    1.84%(4)   1.85%(4)    1.89%(4)
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                            199%        80%         43%          6%       400%        304%


 1.  For the two months ended August 31, 1996.  The Fund changed its fiscal year end from June 30 to August 31.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and purchases and sales from mortgage dollar-rolls) for the period ended August 31, 1999, were $1,738,786,778 and $1,608,237,248, respectively. For the periods ended June 30, 1996 and 1995, purchases and sales of investment securities included mortgage dollar-rolls.
 6. For the period from July 21, 1995 (inception of offering) to June 30, 1996.

 See accompanying Notes to Financial Statements.

                     25 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS CONTINUED

                                                                                                    YEAR      PERIOD
                                                                                                   ENDED       ENDED
                                                                                                 AUG. 31,    AUG. 31,
 CLASS Y                                                                                            1999        1998(7)
====================================================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                                             $9.74       $10.00
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                              .51          .18
 Net realized and unrealized gain (loss)                                                           (.59)        (.26)
                                                                                                  ------------------
 Total income (loss) from investment operations                                                    (.08)        (.08)
--------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                                                              (.50)        (.18)
 Tax return of capital distribution                                                                (.01)          --
                                                                                                  ------------------
 Total dividends and distributions to shareholders                                                 (.51)        (.18)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                                   $9.15       $ 9.74
                                                                                                  ==================
====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                                              (0.83)%       2.83%
--------------------------------------------------------------------------------------------------------------------
====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                                                           $1           $1
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                                  $1           $1
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)

 Net investment income                                                                              6.19%       1.77%
 Expenses                                                                                           0.69%       0.73%(4)
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                                                          199%         80%

 1.  For the two months ended August 31, 1996.  The Fund changed its fiscal year end from June 30 to August 31.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and purchases and sales from mortgage dollar-rolls) for the period ended August 31, 1999, were $1,738,786,778 and $1,608,237,248, respectively. For the periods ended June 30, 1996 and 1995, purchases and sales of investment securities included mortgage dollar-rolls.
 6. For the period from July 21, 1995 (inception of offering) to June 30, 1996.
 7. For the period from May 18, 1998 (inception of offering) to August 31, 1998.

 See accompanying Notes to Financial Statements.

                     26 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

                     27 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued



--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES  Continued

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 1999, the Fund had entered into net outstanding when-issued or forward commitments of $73,579,210.

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of August 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $19,352,000, which expires between 2003 and 2007.

                     28 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 1999, a provision of $12,437 was made for the Fund's projected benefit obligations and payments of $10,307 were made to retired trustees, resulting in an accumulated liability of $198,998 as of August 31, 1999.

     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $18,099, a decrease in undistributed net investment income of $1,096,282, and a decrease in accumulated net realized loss on investments of $1,114,381.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                     29 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED

1. SIGNIFICANT ACCOUNTING POLICIES  Continued

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares ofbeneficial interest were as follows:

                                            YEAR ENDED AUGUST 31, 1999              YEAR ENDED AUGUST 31, 1998(1)
                                            SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                      34,020,869        $325,142,831          24,251,363        $234,611,395
 Dividends and/or
 distributions reinvested                   3,045,596          28,908,446           2,664,932          25,680,401
 Redeemed                                 (32,725,221)       (311,700,680)        (17,421,053)       (168,252,010)
                                          -----------------------------------------------------------------------
 Net increase                               4,341,244         $42,350,597           9,495,242         $92,039,786
                                          =======================================================================
-----------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                      16,811,970        $160,560,159           9,187,155        $ 88,792,370
 Dividends and/or
 distributions reinvested                     657,755           6,227,351             295,745           2,849,272
 Redeemed                                 (10,589,856)       (100,538,594)         (2,780,800)        (26,833,090)
                                          -----------------------------------------------------------------------
 Net increase                               6,879,869         $66,248,916           6,702,100         $64,808,552
                                          =======================================================================
-----------------------------------------------------------------------------------------------------------------

 CLASS C

 Sold                                       6,544,899        $ 62,371,170           3,113,106        $ 30,059,124
 Dividends and/or
 distributions reinvested                     251,739           2,379,583             113,578           1,093,135
 Redeemed                                  (3,550,200)        (33,733,323)         (1,348,850)        (13,011,505)
                                          -----------------------------------------------------------------------
 Net increase                               3,246,438         $31,017,430           1,877,834         $18,140,754
                                          =======================================================================
-----------------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                                              --                $  3                 104             $ 1,002
                                          -----------------------------------------------------------------------
 Net increase                                      --                $  3                 104             $ 1,002
                                          =======================================================================

1. For the year ended August 31, 1998, for Class A, B and C shares, and for the period from May 18, 1998 (inception of offering) to August 31, 1998, for Class Y shares.

                     30 | OPPENHEIMER U.S. GOVERNMENT TRUST

-------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of August 31, 1999, net unrealized depreciation on securities of $14,888,382 was composed of gross appreciation of $9,775,834, and gross depreciation of $24,664,216.

-------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended August 31, 1999 was 0.58% of the average annual net assets for each class of shares.

-------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                    AGGREGATE          CLASS A       COMMISSIONS      COMMISSIONS      COMMISSIONS
                                    FRONT-END        FRONT-END        ON CLASS A       ON CLASS B       ON CLASS C
                                SALES CHARGES    SALES CHARGES            SHARES           SHARES           SHARES
                                   ON CLASS A      RETAINED BY       ADVANCED BY      ADVANCED BY      ADVANCED BY
YEAR ENDED                             SHARES      DISTRIBUTOR      DISTRIBUTOR1     DISTRIBUTOR1     DISTRIBUTOR1
------------------------------------------------------------------------------------------------------------------
August 31, 1999                    $1,387,987         $352,357          $196,644       $3,692,550         $244,362

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      CLASS A                            CLASS B                           CLASS C
                          CONTINGENT DEFERRED                CONTINGENT DEFERRED               CONTINGENT DEFERRED
                                SALES CHARGES                      SALES CHARGES                     SALES CHARGES
YEAR ENDED            RETAINED BY DISTRIBUTOR            RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
August 31, 1999                        $2,459                           $599,551                           $49,206

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                     31 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended August 31, 1999, payments under the Class A Plan totaled $1,441,714, all of which was paid by the Distributor to recipients. That included $99,061 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 1999, were as follows:

                                                                                DISTRIBUTOR'S      DISTRIBUTOR'S
                                                                                    AGGREGATE       UNREIMBURSED
                                                                                 UNREIMBURSED      EXPENSES AS %
                                    TOTAL PAYMENTS       AMOUNT RETAINED             EXPENSES      OF NET ASSETS
                                        UNDER PLAN        BY DISTRIBUTOR           UNDER PLAN           OF CLASS
----------------------------------------------------------------------------------------------------------------
 Class B Plan                           $1,606,198            $1,374,811           $6,391,431               3.66%
 Class C Plan                              568,674               405,391              609,796               0.90

                     32 | OPPENHEIMER U.S. GOVERNMENT TRUST

-------------------------------------------------------------------------------
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of August 31, 1999, the Fund had outstanding futures contracts as follows:

                                                                                                        UNREALIZED
                                                EXPIRATION       NUMBER OF         VALUATION AS OF    APPRECIATION
 CONTRACT DESCRIPTION                                 DATE       CONTRACTS         AUGUST 31, 1999   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 U.S. Treasury Bonds, 30 yr.                        9/1/99              60              $6,860,625       $ (54,375)
 U.S. Treasury Bonds, 30 yr.                       12/1/99               9               1,025,719          (2,250)
                                                                                                         ----------
                                                                                                           (56,625)
                                                                                                         ----------
 CONTRACTS TO SELL
 U.S. Treasury Bonds, 10 yr.                        9/1/99             77                8,470,000         108,281
 U.S. Treasury Nts., 5 yr.                         12/1/99            178               19,212,875          71,844
                                                                                                         ----------
                                                                                                           180,125
                                                                                                         ----------
                                                                                                          $123,500
                                                                                                         ==========

                     33 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of August 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of August 31, 1999, was $48,258,466, which represents 5.88% of the Fund's net assets.

--------------------------------------------------------------------------------
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the year ended August 31, 1999.

                     34 | OPPENHEIMER U.S. GOVERNMENT TRUST

INDEPENDENT AUDITORS REPORT
--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER U.S. GOVERNMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer U.S. Government Trust as of August 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the two-month period ended August 31, 1996, and each of the years in the two-year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the two-month period ended August 31, 1996, and for each of the years in the two-year period ended June 30, 1996, in conformity with generally accepted accounting principles.

 KPMG LLP

 Denver, Colorado
 September 22, 1999


                     35 | OPPENHEIMER U.S. GOVERNMENT TRUST

FEDERAL INCOME TAX REPORT UNAUDITED

-------------------------------------------------------------------------------
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     None of the dividends paid by the Fund during the year ended August 31, 1999, are eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     36 | OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMER U.S. GOVERNMENT TRUST

-------------------------------------------------------------------------------
 OFFICERS AND TRUSTEES   Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         John S. Kowalik, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert G. Zack, Assistant Secretary
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
-------------------------------------------------------------------------------
 INVESTMENT ADVISOR      OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
 DISTRIBUTOR             OppenheimerFunds Distributor, Inc.
-------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDE OppenheimerFunds Services
 SERVICING AGENT
-------------------------------------------------------------------------------
 CUSTODIAN OF            Citibank, N.A.
 PORTFOLIO SECURITIES
-------------------------------------------------------------------------------
 INDEPENDENT AUDITORS    KPMG LLP
-------------------------------------------------------------------------------
 LEGAL COUNSEL           Mayer, Brown & Platt

                         This is a copy of a report to shareholders of Oppenheimer U.S. Government Trust. This report must be preceded or accompanied by a Prospectus of Oppenheimer U.S. Government Trust. For material information concerning the Fund, see the Prospectus.

                         SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                     37 | OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMERFUNDS FAMILY

------------------------------------------------------------------------------------------
 GLOBAL EQUITY

                   Developing Markets Fund             Global Fund
                   International Small Company Fund    Quest Global Value Fund
                   Europe Fund                         Global Growth & Income Fund
                   International Growth Fund

------------------------------------------------------------------------------------------
 EQUITY

                   Stock                               Stock & Bond
                   Enterprise Fund1                    Main Street(R)Growth & Income Fund
                   Discovery Fund                      Quest Opportunity Value Fund
                   Main Street(R)Small Cap Fund         Total Return Fund
                   Quest Small Cap Value Fund          Quest Balanced Value Fund
                   MidCap Fund                         Capital Income Fund2
                   Capital Appreciation Fund           Multiple Strategies Fund
                   Growth Fund                         Disciplined Allocation Fund
                   Disciplined Value Fund              Convertible Securities Fund
                   Quest Value Fund
                                                       Specialty
                                                       Real Asset Fund
                                                       Gold & Special Minerals Fund

------------------------------------------------------------------------------------------
 FIXED INCOME

                   Taxable                             Municipal
                   International Bond Fund             California Municipal Fund3
                   World Bond Fund                     Florida Municipal Fund3
                   High Yield Fund                     New Jersey Municipal Fund3
                   Champion Income Fund                New York Municipal Fund3
                   Strategic Income Fund               Pennsylvania Municipal Fund3
                   Bond Fund                           Municipal Bond Fund
                   U.S. Government Trust               Insured Municipal Fund
                   Limited-Term Government Fund        Intermediate Municipal Fund

                                                       Rochester Division
                                                       Rochester Fund Municipals
                                                       Limited Term New York Municipal Fund

-------------------------------------------------------------------------------------------
 MONEY MARKET4     Money Market Fund                   Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.
(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.

                     38 | OPPENHEIMER U.S. GOVERNMENT TRUST

INFORMATION AND SERVICES

          As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plan, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------

          Internet
          24-hr access to account information and transactions www.oppenheimerfunds.com

          ----------------------------------------------------------------------

          General Information
          Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
          1.800.925.7018

          ----------------------------------------------------------------------

          Telephone Transactions
          Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
          1.800.852.8457

          ----------------------------------------------------------------------

          PhoneLink
          24-hr automated information and automated transactions
          1.800.533.3310

          ----------------------------------------------------------------------

          Telecommunications Device for the Deaf (TDD)
          Mon-Fri 8:30am-7pm ET
          1.800.843.4061

          ----------------------------------------------------------------------

          OppenheimerFunds Information Hotline
          24 hours a day, timely and insightful messages on the
          economy and issues that may affect your investments
          1.800.635.3104

          ----------------------------------------------------------------------

          Transfer and Shareholder Servicing Agent
          OppenheimerFunds Services
          P.O. Box 5270, Denver, CO 80217-5270

--------------------------------------------------------------------------------

                                     [OppenheimerFunds Logo] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0220.001.0899 October 29, 1999

                     39 | OPPENHEIMER U.S. GOVERNMENT TRUST